Trade accounts receivable	12 Months Ended
Dec. 31, 2018
Trade accounts receivable.
Trade accounts receivable

10    Trade accounts receivable

Accounting policy

Trade accounts receivable are amounts due from customers for goods sold in the ordinary course of the Company’s business.

Trade accounts receivable are recognized initially at fair value and subsequently measured at:

(i)

Fair value through profit or loss when related to the Company’s accounts receivable portfolio that is included in a true sale program whereby the Company, at its discretion, can discount certain outstanding trade accounts receivables and receive payments in advance. The program is used to meet short-term liquidity needs. Trade accounts receivable within this program are derecognized since the contractual rights to receive the cash flows of the assets are transferred to the counterparty.

(ii)

Fair value through profit or loss when related to sales that are subsequently adjusted to changes of LME prices. These accounts receivable do not meet the solely payments of principal and interest (SPPI) criteria because there is a component of commodity price risk that modifies the cash flows that otherwise would be required by the sales contract.

(iii)	Amortized cost using the effective interest rate method, less impairment, when the receivable do not meet the aforementioned classification.

Credit risk can arise from non-performance by counterparties of their contractual obligations to the Company. To ensure an effective evaluation of credit risk, management applies procedures related to the application for credit granting and approvals, renewal of credit limits, continuous monitoring of credit exposure in relation to established limits and events that trigger requirements for secured payment terms. As part of the Company’s process, the credit exposures with all counterparties are regularly monitored and assessed.

The Company applied the IFRS 9 simplified approach to measure the impairment losses for trade accounts receivable. This approach requires the use of the lifetime expected credit losses on its trade accounts receivable measured at amortized cost. To calculate the lifetime expected credit losses the Company used a provision matrix and forward-looking information.

The additions to impairment of trade accounts receivable are included in selling expenses. Trade accounts receivable are generally written off when there is no expectation of recovering additional cash.

In 2017 and 2016, the impairment of trade accounts receivable was based on the incurred loss model.

(a)     Composition

	Note	2018	2017
Trade accounts receivables		174,931	181,084
Related parties	12	963	3,775
Impairment of trade accounts receivable		(2,690)	(2,146)
		173,204	182,713

(b)     Changes in impairment of trade accounts receivable

	2018	2017
Balance at the beginning of the year	(2,146)	(1,618)
Additions	(1,238)	(3,300)
Reversals	428	2,779
Foreign exchange gains (losses)	266	(7)
Balance at the end of the year	(2,690)	(2,146)

(c)     Analysis by currency

	2018	2017
Brazilian Real	39,000	66,486
US Dollar	133,689	115,879
Other	515	348
	173,204	182,713

(d)     Aging of trade accounts receivable

	2018	2017
Current	146,064	163,196
Up to 3 months past due	28,366	19,775
From 3 to 6 months past due	455	914
Over 6 months past due	1,009	974
	175,894	184,859
Impairment	(2,690)	(2,146)
	173,204	182,713